UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 15, 2008

USA SUPERIOR ENERGY HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

NEVADA	333-117114	30-0220588
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1726 Augusta Drive, Suite 105, Houston, Texas 77057

(Address of principal executive offices) (Zip Code)

Registrant¡¯s telephone number, including area code: 832-251-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS

The Company announced its first quarter 2008 results of on June 2, 2008 by its Press Release.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Section 9 -- Financial Statements and Exhibits

  (c) EXHIBITS 99.1 Press Release, dated June 2, 2008, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 4, 2008	USA SUPERIOR ENERGY HOLDINGS, INC.

/s/ G. Rowland Carey
By:
G. Rowland Carey,
President and Chief Executive Officer